UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015 (June 5, 2015)

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of On Assignment, Inc., a Delaware corporation (the “Company”), which was filed with the Securities and Exchange Commission on June 5, 2015 (the “Form 8-K”), is being filed to include the financial statements and pro forma financial information required by Item 9.01. Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby.

Item 9.01.	Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

Audited financial statements of MSCP V CC Parent, LLC ("Creative Circle") as of December 31, 2014 and 2013, and for the years then ended are included in this Form 8-K/A as Exhibit 99.1.

Unaudited condensed financial statements of Creative Circle as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014 are included in this Form 8-K/A as Exhibit 99.2.

(b)           Pro forma financial information.

Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 are included in this Form 8-K/A as Exhibit 99.3.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Public Accounting Firm
99.1	Audited financial statements of Creative Circle as of December 31, 2014 and 2013, and for the years then ended
99.2	Unaudited condensed financial statements of Creative Circle as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: August 14, 2015	/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Independent Public Accounting Firm
99.1	Audited financial statements of Creative Circle as of December 31, 2014 and 2013, and for the years then ended
99.2	Unaudited condensed financial statements of Creative Circle as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015